
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       Date of Report:  November 6, 1995





                         ADVANCED MICRO DEVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           DELAWARE                  1-7882             94-1692300
  ----------------------------    -----------       ------------------

  (State or other jurisdiction    (Commission       (I.R.S. Employer
       of incorporation)          File Number)      Identification No.)



            One AMD Place,
            P.O. Box 3453
            Sunnyvale, California                    94088-3453
     ---------------------------------------         ----------
     (address of principal executive office)         (Zip Code)



     Registrant's telephone number,
     including area code:                          (408) 732-2400






Exhibit Index
located on sequential page 4                           Page 1 of  4
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Item 5.  Other Events.
------   ------------

       On November 6, 1995, Advanced Micro Devices, Inc. issued a press release announcing that a securities class action lawsuit had been filed against the company and certain officers and directors of the company. The suit, filed in United States District Court in San Jose, California (case no. C-95-20750) alleges violations of the federal securities laws in connection with the company's statements about the status of its AMD K-5 (TM) microprocessor development efforts during an alleged class period beginning April 11, 1995 and ending September 25, 1995. The company intends to vigorously defend this matter.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(c)     Exhibits:

        99  Press release dated November 6, 1995.

                                       2
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                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANCED MICRO DEVICES, INC.
                                           (Registrant)



Date: November ___, 1995              By: /s/ Marvin D. Burkett
                                         ---------------------------------------
                                      Marvin D. Burkett
                                      Senior Vice President, Chief Financial and
                                      Administrative Officer and Treasurer

                                       3
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                                 Exhibit Index
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                                                                      Sequential
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
99    Press release dated November 6, 1995

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